Exhibit 99.1 Conditionally Active Biologics: Transforming Cancer Therapy Investor Presentation Non-Confidential December 2024

Important Notices & Disclaimers This presentation (the “Presentation”) by BioAtla, Inc. (“we”, “us”, “our”, “BioAtla”, or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to statements regarding business plans and prospects and whether our clinical trials will support registration; achievement of milestones; results, conduct, progress and timing of our research and development programs and clinical trials; expectations with respect to enrollment and dosing in our clinical trials, plans and expectations regarding future data updates, clinical trials, regulatory meetings and regulatory submissions; plans to form collaborations or other strategic partnerships for selected assets; the potential regulatory approval path for our product candidates; expectations about the sufficiency of our cash and cash equivalents to fund operations. Words such as, but not limited to, “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “potential”, “predict”, “project”, “should”, “will”, “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements. These forward-looking statements reflect management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties, including those described in the Company's filings with the SEC, including but not limited to the Company's latest Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof. Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company’s own estimates of the prevalence of certain diseases and conditions. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company’s estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions. This Presentation may contain trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties. None of the Company or any of its directors, officers, employees, contractors, agents, consultants, advisors or other representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this Presentation. BioAtla | Overview 2

BioAtla Overview Clinical stage company harnessing the tumor microenvironment for targeted cancer therapy • Advancing a platform of targeted “Conditionally Active Biologics (CAB)” monoclonal antibodies that bind epitopes exposed in the acidic pH microenvironment of tumor cells, but are otherwise shielded at normal pH of healthy cells • Unlike prodrugs, no irreversible activation via enzymatic cleavage required for CAB antibody to bind in the acidic pH microenvironment • CAB technology enables enhanced (1) therapeutic exposure; (2) tumor selectivity; and (3) reduced toxicity relative to traditional antibodies • Four clinical-stage and one pre-clinical stage programs will be advanced directly or via corporate partners • Clinical readouts for multiple indications with current runway into early 2026 • Headquartered in San Diego, CA with approximately 60 employees BioAtla | Overview 3

Leadership Team



Jay Short, Ph.D.

Chairman, CEO and Cofounder

Stratagene · Diversa · Life Technologies



Richard Waldron, M.B.A.

Chief Financial Officer

Intrexon · GeneMedicine, Inc. · Cowen



Eric Sievers, M.D.

Chief Medical Officer

Seattle Genetics · ZymoGenetics · Fred Hutch



Sheri Lydick

Chief Commercial Officer

Celgene · Bristol Myers Squibb · Altana



William Boyle, Ph.D.

Sr. Research Fellow

AnaptysBio · Amgen · Salk



Monica Sullivan

Sr. VP, Intellectual Property & Contracts

Stratagene · Diversa · CapaIP



Susie Melody

Sr. VP, Human Resources

Senomyx · Biogen · BCG

bioatla

BioAtla | Overview 4

Board of Directors and Scientific Advisors Jay Short, Ph.D. Lawrence Steinman, MD Mary Ann Gray, Ph.D. Sylvia McBrinn Chairman, Chief Executive Officer & Cofounder Lead Director Director Director Director Susan Moran, MD, MSCE Scott Smith Eddie Williams Director Director Director James Allison, Ph.D. Padmanee Sharma, MD, Ph.D. Lawrence Fong, MD MD Anderson Cancer Center MD Anderson Cancer Center Cancer Immunotherapy Program, UCSF Scientific Advisor Scientific Advisor Scientific Advisor BioAtla | Overview 5

CAB Technology Summary ➢ All cancer cells are acidic (pH5.3-pH6.7) • The most acidic regions are oxygenated, not anaerobic • Acidity is a result of the need for precursor molecules from glycolysis for continuous cell replication • Cancer cells use acidity promote metastasis and defend against immune response ➢ CAB mechanism uses Protein-associated Chemical Switches (PaCS) • PaCS typically are negatively charged, naturally occurring small molecules (e.g. bicarbonate, hydrogen sulfide) • PaCS shield positive charges on normal tissues, which are neutralized by hydrogen ions, displacing the PaCS molecule, thereby unveiling novel epitopes for antibody binding • PaCS selective binding enables cancer-specific targeting of antibodies BioAtla | Overview 6

Pre-clinical Evidence Summary ➢ Preclinical evidence of CAB selectivity • Differential EGFR tumor vs. skin binding (12.6-fold improved TI) • AXL-ADC reduced TMDD yielding ⁻ T and exposure in NHP (>2-fold increase in T ) 1/2 1/2 ⁻ Reduced liver enzymes (>10-fold in ALT levels) • CTLA4 reduction of peripheral immune response while maintaining efficacy - Maintains efficacy at same dose, while enabling higher and extended dosing ⁻ Significant reduction in colitis in NHP compared to ipi ⁻ MTD not reached at 30 mg/kg in NHP ⁻ Selective reduction of activated T cells in the periphery or normal tissues • EpCAM DualCAB TCE maintained efficacy with highly reduced toxicity ⁻ MTD not reached ⁻ >100-fold improvement in TI • B7H3 DualCAB TCE associated with high acidity via hyper-glycolysis ⁻ MTD not reached in NHP ⁻ Significantly improved safety profile compared to other B7H3 TCEs in development BioAtla | Overview 7

Clinical Evidence Summary ➢ Clinical evidence of CAB selectivity • AXL-ADC good risk/benefit ratio ⁻ Two non-CAB AXL-targeting ADCs terminated in P1 ⁻ Potent and durable response in mKRAS NSCLC patients • ROR2-ADC good risk/benefit ratio ⁻ Good tolerability with only 7% treatment-related discontinuation rate ⁻ Potent and durable response in SCCHN patients • CTLA4 I/O enables higher and prolonged dosing with reduced immune-meditated AEs ⁻ Maintains PK and efficacy at similar dose, while enabling more intensive dosing ⁻ MTD not reached at 14.3 mg/kg ⁻ Extended dosing (>2x over ipi) and at higher doses, ongoing ⁻ Reduced grade 3 AEs such as colitis; no grade 4 or 5 AEs, even at higher doses • EpCAM DualCAB TCE ⁻ Non-CAB EpCAM TCE (BiTE) terminated in P1 ⁻ Most advanced EpCAM TCE in the clinic showing tumor-reduction, ongoing in P1 ⁻ MTD not yet reached CABs demonstrate universal clinical improvement in TI and enable therapeutic development undruggable targets BioAtla | Overview 8

Selective and Targeted CAB Technology Widens Therapeutic Window

Thus has the potential to enhance clinical outcomes in multiple tumor types

- BioAtla discovered that acidic pH at the cancer cell surface unveils binding sites that are shielded at normal pH of healthy cells
- BioAtla invented CAB technology, creating antibodies that bind ***only*** to these unveiled sites on cancer cells
- CAB binding region is not masked or caged and thus different from prodrugs that require irreversible enzymatic cleavage to become activated
- CAB antibodies have the potential for increased efficacy with improved safety relative to traditional antibodies


Alkaline Healthy Cell Membrane
Acidic Cancer Cell Membrane
HEALTHY CELL
CANCER CELL
Glycocalyx Basic pH
Intracellular Mildly Acidic pH
Intracellular Mildly Basic pH
Glycocalyx Acidic pH
No CAB Binding
CAB Binding
H+

Chang, H.W., Frey, G., Liu, H., Xing, C., Steinman, L, Boyle, B.J., & Short, J.M. (2021) PNAS 118(9): 1-10, Suppl. 1-19.

bioatla

BioAtla | Overview 9

CAB Antibodies Bind Selectively and Reversibly Based on the Tumor Microenvironment (TME)

Enhancing exposure and reducing toxicity

CABs Bind Selectively in the Lower pH TME



ELISA Data
OD450nm
3
2
1
0
Tumor pH
Blood
5.5
6.0
6.2
6.5
6.7
7.0
7.4
pH value
Non-CABs Bind to Normal Tissues, Causing Toxicity
Non-CAB
CABs
CABs Do Not Bind to Normal Tissues, Enhancing Safety
≥7.4 is pH of normal cell

Selective Binding ❯ Focused Tumor Killing ❯ Normal Cells Preserved

Note: OD450nm = optical density measurements using a microplate reader with a 450nm filter; TME = Tumor Micro Environment; mABs = monoclonal antibodies; Data above based on non-human primate studies

bioatla BioAtla | Overview 10

CAB ADCs Show Strong Selectivity and Have an Improved Therapeutic Window vs Traditional ADCs Unlike prodrugs, CABs are reversible and selective enhancing the therapeutic index 10000 Enhanced ADC Therapeutic Exposure Enhanced ADC Tumor Selectivity (12.6-fold increase in TI) 1000 AXL ADCs- 1mg/kg dose 10000 100 CAB-ADC male 1000 CAB-ADC female 100 10 CAB-ADC male AM-ADC male CAB-ADC female AM-ADC female 10 AM-ADC male 1 AM-ADC female 0 50 100 150 200 1 Time (Hours) 0 50 100 150 200 Time (Hours) Reduced ADC Toxicity CAB Post-Treatment AM Non-CAB AXL-ADC CAB AXL-ADC Pre- Treatment • CAB ADC resulted in minimal Normal (skin patch) versus Tumor Binding by anti-EGFR versus CAB-anti-EGFR increase in ALT, supporting that on- target, off-tumor toxicity is reduced Day -3 Day 3 with the CAB ADC Study Day BioAtla | Overview 11 Note: OD450nm = optical density measurements using a microplate reader with a 450nm filter; Data above based on non-human primate studies; AM = affinity matched; ALT or alanine aminotransferase is a sign of liver toxicity [Ab] ng/mL Ab-ADC (ng/mL) [Ab] ng/mL ALT (u/L)

Broad Applicability of BioAtla's CAB Platform Across Several Antibody Types

ADCs

Targets: ROR2, AXL

Widely expressed in a variety of tumor types, ROR2 and AXL overexpression correlates with poor prognosis, metastasis, and drug resistance to PD-1 and EGFR therapies



CAB-Tumor Cell Target
Cytotoxic payload and linker

I/O Antibodies

Target: CTLA-4

CTLA-4 blockade activates effector T cells, thereby enhancing anti-tumor immunity



CAB-CTLA4
CAB-CTLA4

Bispecific TCE

Target: EpCAM & CD3

Bispecific antibodies bridge cancer cells and cytotoxic T lymphocytes, activating T cells and promoting cancer cell lysis



Tumor Cell Target
CAB-EpCAM
T Cell Target
CAB-CD3

ADC – antibody drug conjugate; IO – immuno-oncology; TCE – T-cell engager

BioAtla | Overview 12

Focused Pipeline with Broad Applicability of Differentiated CAB Assets Designed to Deliver Near-term value

	CAB Program	Target	Indications	IND Enabling Pre-Clinical	Phase 1 Clinical	Phase 2 Clinical
CAB-ADCs	*Mecbotamab Vedotin BA3011*	AXL	NSCLC UPS			
CAB-ADCs	*Ozuriftamab Vedotin BA3021*	ROR2	SCCHN			
CAB-I/O	*Evalstotug BA3071*	CTLA-4	Melanoma NSCLC			
CAB-Bispecific TCE	BA3182	EpCAM x CD3	Adenocarcinomas			
CAB-Bispecific TCE	BA3142	B7H3 x CD3	Multiple tumor types			
CAB-Bispecific TCE	BA3382 (Out-Licensed to Context Therapeutics for up to $133.5 Million)	Nectin4 x CD3	Multiple tumor types			

IND, investigational new drug; UPS, Undifferentiated Pleomorphic Sarcoma; NSCLC, Non-small Cell Lung Cancer; SCCHN, Squamous Cell Carcinoma of the Head and Neck

BioAtla | Overview 13

BioAtla’s Near-Term Catalysts 2025 2026 Readout BA3011 (AXL-ADC) – Phase 2 (n=50) mKRAS NSCLC Readout Readout BA3182 (EpCAM-TCE) – Phase 1 Dose Phase 2 Extension (n=40) Escalation (n=30) Adenocarcinomas BCAB OPEX (including G&A, IP, etc.) Operations BioAtla | Overview 14

BioAtla’s Near-Term Catalysts with Potential Partnering Opportunities 2025 2026 BA3021 (ROR2-ADC) – Phase 2 Extension (n=40) Phase 3 SCCHN BA3071 (CTLA4-IO) – Phase 2 (n=60) Phase 3 Melanoma Submission BA3362 (Nectin4-TCE) – Pre-clinical and IND-enabling Studies Solid Tumors Out-Licensed to Context Therapeutics for up to $133.5 Million BioAtla | Overview 15

Mecbotamab Vedotin (CAB-AXL-ADC): mKRAS Non-Small Cell Lung Cancer (NSCLC)

Mecbotamab Vedotin: CAB-AXL-ADC AXL is expressed in a variety of tumor types, with overexpression associated with metastasis, tumor resistance to chemotherapy, and poor prognosis BA3011 pH binding inflection point adjusted for tumor CAB-tumor cell target microenvironment selectivity 100 Non-CAB AM Cytotoxic 75 payload and linker Non-CAB BA3011 50 25 • Humanized anti-AXL IgG1 CAB AM • ~100 pM affinity (pH 6.5) 0 • VC-MMAE (DAR 4) linker and payload 6.00 6.25 6.50 6.75 7.00 7.25 7.50 • Epitope in Ig loop region pH value ≥7.4 is pH of normal cell BioAtla | Overview 17 1. Gay CM, Balaji K, Byers LA. Br J Cancer. 2017;116(4):415-423. 2. Zhang G, Wang M, Zhao H, Cui W. Oncol Lett. 2018;15(3):2726-2734. Abbreviations: ADC, antibody-drug conjugate; AM, affinity matched; CAB, conditionally active biologic; DAR, drug antibody ratio; ELISA, enzyme linked immunosorbent assay; Ig, immunoglobulin; OD, optical density; VC-MMAE, valine-citrulline monomethylauristatin E. Normalized ELISA Data (OD 450 nm) Blood

Co-expression of mutant KRAS and AXL is Significant and Functionally Linked • In lung cancer cells, AXL over-expression is involved in resistance to chemotherapy and targeted therapies and drives epithelial to mesenchymal transition • Prevalence of AXL expression in KRAS mutant NSCLC is significant, the majority of these tumors exhibit high levels of AXL o Upregulation is associated with aggressive tumor characteristics, resistance to therapies, and poor patient outcomes. • AXL signaling mediates the adaptive resistance to mKRAS inhibitors adagrasib and sotorasib (G12C) in lung cancer (85% AXL positive) (Morimoto et al., Cancer Letters 587 (2024) 216692) • Potential significant opportunity for mecbotamab vedotin to improve outcomes in the mKRAS population across mKRAS variants BioAtla | Overview 18 confidential

AXL Plays a Crucial Role in the Survival of KRAS G12C mutant NSCLC Cells Treated with KRAS G12C Inhibitors

AXL driving resistance to KRAS inhibitors


LU65
Adagrasib – – + +
ONO-7475 – + – +
pAXL
AXL
pAKT
AKT


**
**
% of apoptosis cells
30
20
10
0
Adagrasib – – + +
ONO-7475 – + – +

p = Phosorylated form of protein


LU65
Control
ONO7475
Sotorasib
Combined
Tumor volume (mm3)
2000
1500
1000
500
0
3
6
9
12
15
18
21
Days from treatment start
*
*
*
*

- **KRAS inhibition leads to upregulation and activation of AXL expression**
  - Autocrine/paracrine of increased GAS6 expression
- **AXL inhibition alone does not lead to tumor killing, but potentiates anti-tumor effects of KRAS inhibition**
  - These results indicated pivotal roles for the YAP-GAS6-AXL axis and its inhibition in the intrinsic resistance to KRAS G12C inhibitors
- **AXL-ADC improves outcomes via tumor killing**


No Treatment
AXL
RAS-GDP
RAS-GTP
P
LATS1/2
YAP
YAP
P
KRAS G12C inhibitor
Gas6
AXL
KRAS G12C inhibitor
AKT
P
ERK
P
RAS-GDP
RAS-GTP
P
LATS1/2
YAP
YAP
P
YAP
Gas6
AXL-resistance mechanism

Morimoto et al. Cancer Letters 587 (April 2024)

bioatla

BioAtla | Overview 19

Docetaxel (expected control arm) has modest efficacy in 2L+ NSCLC Codebreak and Krystal has G12C docetaxel 2L+ data • 234,580 new cases of NSCLC expected in US for 2024 No pan-KRAS docetaxel 2L+ data Timing relative to Study with • 30% or 70,374 new cases of NSCLC with RAS Median Median Immune Docetaxel in 2L+ Pts ORR checkpoint PFS OS mutations in US for 2024 NSCLC inhibitors RAS Genotypes in NSCLC 1 REVEL Prior 625 14% 3.0 9.1 G13 and Q61 G12 Other 5% 2 3% CheckMate 057 Prior 290 12% 4.2 9.4 G12V 6% 3 OAK Prior 425 13% 4.0 9.6 G12D 4% 4 POPLAR Prior 143 14.7% 3.0 9.7 TROPION-Lung- After 305 13% 3.7 11.8 G12C 6 01 12% 5 Codebreak 200 After 174 13.2% 4.5 11.3 (KRAS G12C) 7 KRYSTAL-12 After 152 9.2% 3.8 NA (KRAS G12C) WT 70% WT G12C G12D G12V G12 Other G13 and Q61 BioAtla | Overview 20

Emerging Opportunity for Mecbotamab Vedotin in Patients with Mutated KRAS (mKRAS) Variants mKRAS constitutes 30% of all NSCLC patients mutant KRAS; all NSCLC (SQ+NSQ); median of approximately 3 prior lines of tx for both mKRAS and wtKRAS Total (N=78) Age, y, mean (range) 67 (46-82) KRAS Status, n (%) WtKRAS 50 (64) mKRAS 24 (31) Unknown KRAS status 4 (5)* * Two responders with no additional biopsy sample for KRAS mutation assessment Data Cut Date: Live database as of 24Oct2024 BioAtla | Overview 21

Confirmed Responses with Mecobotamab Vedotin Across mKRAS Variants - *ongoing*

N=21 of 24**; 1.8 mg/kg Q2W, 2Q3W, and Q2W+nivo

Best % Change in TL



1Q2W
1Q2W+nivo
2Q3W
Confirmed
Percent change from baseline in Target Lesion
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
G12C
Q61H
G12D
G12R
G12R
G12S
G12A
Q61H
G12C
G12D
G12S
G12V
G12C^
G12A
G12V
#

^ Patient was previously treated with Sotorasib
# Complete Response as defined by disappearance of all pathologic lymph nodes
*Confirmed responses

Median of 3 prior lines of tx	mKRAS N=21
BOR all	5 (24%)
BOR confirmed	4 (19%)
DCR	76%
DOR	4.8 months
PFS	4.6 months
OS	12.6 months

**Evaluable patients defined as patients that had at least 1 scan after treatment with study drug
Prior to first scan:
Two patient withdrew consent
One patient DC due to AE

Data Cut Date: Live database as of 24Oct2024

ORR: overall response rate; AEs: adverse events; DOR: duration of response; PFS: progression-free survival; BOR: best overall response; DCR: disease control rate; TTR: time to response; OS: overall survival

BioAtla | Overview 22

Improved Overall Survival with Mecbotamab Vedotin among NSCLC Patients with Tumors Expressing mutant KRAS Variants Compared to KRAS Wildtype Median of 3 prior lines of tx Events n (%) Median (95% CI) mKRAS 9 (37.5) NR (6.5 - NE)* wtKRAS 29 (58.0) 8.7 (5.8-10.2) *Ongoing, >50% survival @ 1yr. BioAtla | Overview 23 Data Cut Date: Live database as of 24Oct2024

Overall Survival comparison between mecbotamab vedotin vs competition mKRAS median of 3 prior lines of tx Median (95% CI) mecbotamab vedotin NR (6.5 – NE) mecbotamab RMC- Treme/Durv Sotorasib vedotin 6236 a/Chemo RMC-6236 17.7 (13.7 – NE) RMC-6236 Population mKRAS RAS G12X mKRAS G12C Number of mecbotamab vedotin 24 73 113 171 patients Prior Lines of tx 2-3 1 0 1 Treme/Durva/Chemo Sotorasib ORR 19% / 29% 38% / ? 50% 28 to 36% Durva/Chemo 17.7 Docetaxel OS Not reached 25.7 10.6 months Chemo Median prior 3 (1 to 9) 2 (0 to 6) 0 2 lines (range) Related Gr3-Gr4 33% 16% 51.8% 33% events Related AEs leading to 7% 4% 10.9% 9% treatment d/c Data Cut Date: 21Oct24 Live Database BioAtla | Overview 24

Ph2 Mecbotamab Vedotin: Overall Safety Summary of NSCLC patients Generally well-tolerated 1.8 mg/kg 1.8 mg/kg 1.8 mg/kg Total Q2W 2Q3W Q2W + Nivo (N=78) (N=26) (N=33) (N=19) Any Adverse Events (AEs) 26 (100) 33 (100) 19 (100) 78 (100) 1 2 Related AEs with CTCAE Grade 3 or 4 10 (39) 12 (36) 4 (21) 28 (33) 2 Any Related Serious AEs 8 (9) 4 (15) 3 (9) 1 (5) 2 Possibly Related AEs leading to death 0 0 0 0 Related AEs leading to treatment 1 (5) 6 (7) 1 (4) 4 (12) 2 discontinuation 1 CTCAE: Common Terminology Criteria for Adverse Events. The NCI Common Terminology Criteria for Adverse Events is a descriptive terminology which is utilized for Adverse Event (AE) reporting. A grading (severity) scale is provided for each AE term. 2 As assessed by the investigator. Missing responses are counted as related. Data Cut Date: 10Jul2024 BioAtla | Overview 25

Mecbotamab Vedotin: Phase 2 Safety Data of NSCLC patients

Most frequent treatment-emergent adverse events irrespective of causality (≥15%)

	BA3011 Q2W (N=26)		BA3011 2Q3W (N=33)		BA3011 Q2W + Nivo (N=19)		TOTAL (N=78)	
Preferred Term	All Grades	Grade 3-4	All Grades	Grade 3-4	All Grades	Grade 3-4	All Grades	Grade 3-4
Number of Subjects with at Least One TEAE	26 (100)	17 (65)	33 (100)	18 (55)	19 (100)	9 (47)	78 (100)	44 (56)
Fatigue	12 (46)	1 (4)	8 (24)	2 (6)	8 (42)	0	28 (36)	3 (4)
Diarrhoea	8 (31)	1 (4)	12 (36)	2 (6)	6 (32)	0	26 (33)	3 (4)
Decreased Appetite	6 (23)	1 (4)	13 (39)	0	6 (32)	0	25 (32)	1 (1)
Neuropathy[¥]	8 (31)	1 (4)	12 (36)	0	4 (21)	0	24 (31)	1 (1)
Nausea	6 (23)	0	9 (27)	0	8 (42)	0	23 (29)	0 (0)
Neutropenia*	9 (35)	3 (12)	8 (24)	7 (21)	1 (5)	0	18 (23)	10 (13)
Constipation	8 (31)	0	9 (27)	1 (3)	5 (26)	0	22 (28)	1 (1)
Anaemia	3 (12)	1 (4)	5 (15)	1 (3)	6 (32)	2 (11)	14 (18)	4 (5)
Aspartate Aminotransferase Increased	5 (19)	2 (8)	5 (15)	0	4 (21)	1 (5)	14 (18)	3 (4)
Alanine Aminotransferase Increased	5 (19)	2 (8)	5 (15)	0	3 (16)	1 (5)	13 (17)	3 (4)
Arthralgia	3 (12)	0	7 (21)	0	3 (16)	0	13 (17)	0 (0)
Back Pain	4 (15)	0	7 (21)	0	3 (16)	1 (5)	14 (18)	1 (1)

* Derived from neutropenia, and neutrophil count decreased

¥ Derived from neuropathy peripheral, peripheral motor neuropathy, and peripheral sensory neuropathy

Data Cut Date: 10Jul2024

bioatla BioAtla | Overview 26

Mecbotamab Vedotin NSCLC Summary Median of 3 prior lines of tx • Promising anti-tumor activity among patients whose tumors express KRAS mutations o mKRAS represents 30% of all NSCLC patients and is associated with increased AXL expression o Improved overall survival observed among treated patients with tumors expressing mutated KRAS variants (12.6 months) compared to KRAS wildtype (8.7 months) o Anti-tumor activity across nine different KRAS mutation variants • Partial response observed in a patient who had experienced prior failure of sotorasib • Patient treated with mecbotamab vedotin + anti-PD-1 antibody remains in complete response for >2 years • Potential for a pan mKRAS strategy in NSCLC; currently determining the most efficient path forward for a future pivotal trial BioAtla | Overview 27

BA3182 (EpCAM x CD3 Bispecific T-Cell Engager): Adenocarcinoma

CAB-EpCAM x CAB-CD3 Bispecific T-Cell Engager (BA3182)

Significant opportunity for safe and effective EpCAM x CD3 bispecific

- EpCAM is an attractive therapeutic target because it's expressed in most solid tumors, as well as in normal epithelial tissues, well suited for CAB technology
- BA3182 exhibits efficient tumor shrinkage with encouraging safety profile in vitro and in vivo[1]
- In non-GLP and GLP tox studies in NHP, dual selection results in high selectivity with 100-fold therapeutic index (TI) increase[1]
- Phase 1 dose escalation ongoing
  - Observed multiple patients with tumor reduction, including one colorectal cancer patient with stable disease for one year (ongoing)
  - Maximally tolerated dose has not yet been reached
  - Implemented priming dose to modulate cytokine release syndrome that is commonly observed with T-cell engagers and can also occur in patients with heavy tumor volume
- Given encouraging continued ongoing dose escalation with increasing antitumor activity, we now anticipate data readout of Phase 1 study around mid-2025

[1]Gerhard Frey, Ana Paula G. Cugnetti, Haizhen Liu, Charles Xing, Christina Wheeler, Hwai Wen Chang, William J. Boyle & Jay M. Short (2024) A novel conditional active biologic anti-EpCAM x anti-CD3 bispecific antibody with synergistic tumor selectivity for cancer immunotherapy, mAbs, 16:1, 2322562, DOI: 10.1080/19420862.2024.2322562

bioatla BioAtla | Overview 29

EpCAM is Widely Expressed Across Solid Tumors 4 most common new cases of cancers from American Cancer Society and EpCAM Expression ACS estimate for 2024 EpCAM Expression in US (TIS 1 to 12) Breast Cancer 310,720 81% Prostate Cancer 299,010 99% Lung Cancer 234,580 93% NSCLC/ 80% SCLC Colon Cancer 106,590 100% Pancreatic Cancer 66,440 99% Thyroid Cancer 44,020 97% BioAtla | Overview 30 Confidential

Overview of the Structure and Activity of BA3182

Dual CAB EpCAM x CAB CD3 Bispecific antibody



Anti-EpCAM
Anti-EpCAM
anti-CD3
anti-CD3

- BA3182 humanized anti-EpCAM IgG1 antibody with a humanized anti-CD3ε scFv fused to the C-terminus of the IgG1 kappa light chain constant domain.
- H1-L1 expression configuration
- CHO product MW = 198,981 Da

Potency of BA3182 in Mediating T Cell Activation in a Bioassay

	EC_{50} (nM) pH6.0	EC_{50} (nM) pH7.4
HCT116	0.273 ± 0.030	1.99 ± 0.147
CHO huEpCAM	0.049 ±0 0.002	0.383 ± 0.023
CHO cynoEpCAM	0.576 ± 0.027	9.65 ± 0.932

Abbreviations: CHO, Chinese hamster ovary; EC_{50}, half maximal effective concentration.

***In Vivo* Efficacy of BA3182 Against HCT116 CDX Model in Humanized NOG Mice**



Tumor Volume (mm³)
Mean ± SEM
2500
2000
1500
1000
500
0
0
10
20
30
40
50
Study Days
Group 1B, Isotype 1mg/kg
Group 8B, BA3182 1mg/kg
Group 9B, BA3182 0.25mg/kg
Group 10B, BA3182 0.125mg/kg

BioAtla | Overview 31

MonoCAB and BA3182 DualCAB Inhibit Tumor Growth *in vivo*



a
HCT116 CDX Model
BF-588-WT
Isotype x CD3
Tumor volume (mm³) Mean ± SEM
Days after treatment
b
HCT116 CDX Model
BF-588-MonoCAB
Isotype x CD3
Tumor volume (mm³) Mean ± SEM
Days after treatment
c
HCT116 CDX Model
BA3182-DualCAB
Isotype x CD3
Tumor volume (mm³) Mean ± SEM
Days after treatment
d
BT474 CDX Model
BA3182-DualCAB
Isotype x CD3
Tumor volume (mm³) Mean ± SEM
Days after treatment

Source: MABS 2024, VOL. 16, NO. 1, 2322562 https://doi.org/10.1080/19420862.2024.2322562

bioatla BioAtla | Overview 32

BA3182 DualCAB Shows Significant Reduction of Immunotoxicity and Highly Increased Tolerability in Cynomolgus Monkey



0.05 mg/kg
0.25 mg/kg
2.5 mg/kg
IL-6 (pg/mL)
IL-2 (pg/mL)
MCP-1 (pg/mL)
Time (Hours)
BF-588-WT
BF-588-MonoCAB
BA3182-DualCAB



Increase in Safety and Tolerability
mg/kg
fold increase
*
5
4
3
0.25
0
100
75
50
5
0
BF-588-WT
BF-588-MonoCAB
BA3182-DualCAB
BF-588-WT 0.05mg/kg
BF-588-MonoCAB 0.25 mg/kg
BA3182DualCAB 5 mg/kg

Tox. Study Type	Single-Dose Non-GLP			Repeat-Dose GLP
Test Article	BF-588-WT	BF-588-MonoCAB	BA3182 DualCAB	BA3182-DualCAB
Dose	0.05mpk*	0.25mpk	2.5mpk	5mpk
	Not tolerated	Maximum Tolerated Dose (MTD)	Did not reach MTD	Did not reach MTD
Clinical Outcome	Euthanized on Day 8 (2/2)[a]	Returned to colony (2/2)	Returned to colony (2/2)	No clinical signs, schedule euthanasia (10/10)
Findings	Inappetence, Emesis, Hunched Posture, BWL, Hepatocellular, Hepatobiliary, Kidney and Intestinal injury	Minimal elevation of liver enzymes; no clinical observations	No clinical observations	No clinical observations, no macroscopic and no microscopic findings

Source: MABS 2024, VOL. 16, NO. 1, 2322562 https://doi.org/10.1080/19420862.2024.2322562 bioatla

BioAtla | Overview 33

Amgen Discontinued Development Of Solitomab Due to DLTs Which Precluded Dose Escalation to Potentially Therapeutic Levels Solitomab, a bispecific T-cell engager (BiTE®) antibody construct targeting EpCAM • Sixty-five patients received solitomab at doses between 1 and 96 µg/day for ≥28 days • Overall, 95% of patients had grade ≥3 treatment-related AEs, primarily diarrhea, elevated liver parameters, and elevated lipase • Fifteen patients had dose-limiting toxicities (DLTs): • Eight had transient abnormal liver parameters shortly after infusion start or dose escalation (grade 3, n = 4; grade 4, n = 4) • One had supraventricular tachycardia (grade 3) • Six patients had a DLT of diarrhea: (grade 3, n = 4; grade 4, n = 1; grade 5, n = 1) • Limited anti-tumor activity • 1 unconfirmed partial response • 17 stable disease • 28 disease progression • 19 were not evaluable Kebenko, M., et al. (2018). A multicenter phase 1 study of solitomab (MT110, AMG 110), a bispecific EpCAM/CD3 T-cell engager (BiTE®) BioAtla | Overview 34 antibody construct, in patients with refractory solid tumors. OncoImmunology, 7(8). https://doi.org/10.1080/2162402X.2018.1450710

BA3182 - Phase 1 Study Design BioAtla | Overview 35 Abbreviations: AE, adverse event; CRS, cytokine release syndrome; DL, dose level; DLT, dose-limiting toxicity; MABEL, minimum anticipated biological effect level.

EpCAM Expression in Adenocarcinoma Validated commercial antibody for EpCAM EpCAM expression was assessed in 2,291 primary tumor tissues and in 108 metastases using the EpCAM-specific antibody. J Clin Pathol 2011;64:415e420. doi:10.1136/jcp.2011.090274 BioAtla | Overview 36

Frequent High-Level Expression of the Immunotherapeutic Target EpCAM in Colon, Stomach, Prostate and Lung Cancers BioAtla | Overview 37

In vitro Characterization of BF-588-WT, BF-588-MonoCAB and BA3182-DualCAB


BF-588-WT
BF-588-MonoCAB
BA3182DualCAB
OD450 nm
0
1
2
3
6.0
6.2
6.5
6.7
7.0
7.4
pH value


huCD3/huEpCAM pH6.0
BF-588-WT
BF-588-MonoCAB
BA3182-DualCAB
OD 450nm
Log [Ab] nM
huCD3/huEpCAM pH7.4
BF-588-WT
BF-588-MonoCAB
BA3182-DualCAB
OD 450nm
Log [Ab] nM

EC_{50} (nM)	pH6.0	pH7.4
BF-588-WT	0.61	0.40
BF-588-MonoCAB	0.35	3.14
BA3182-DualCAB	1.52	9.09

bioatla

Source: MABS 2024, VOL. 16, NO. 1, 2322562 https://doi.org/10.1080/19420862.2024.2322562

BioAtla | Overview 38

BA3182 Bispecific TCE Antibody has >80-fold Higher Therapeutic Index Compared to non-CAB Bispecific Maximum Tolerated Dose • Minimal effective dose (MED) determined in the mouse-based animal models • MTD/Highest Non-severely Toxic Dose (HNSTD) determined in non-human primate (NHP)* 2 TI = HNSTD (mg/m ) in Non-human primate* Therapeutic Index (TI) 2 Mouse minimal tumor repression dose (mg/m ) Minimum Effective Dose EpCAM x CD3 Bispecific 240 80-160-fold 200 improvement 160 120 80 40 4 2 0 *Maximum tolerated dose not achieved in NHP BioAtla | Overview 39 Benchmark Non-CAB BA3182 0.125mpk BA3182 0.25mpk Therapeutic Index (TI)

BA3142 (B7H3 x CD3 Bispecific T-Cell Engager): Pre-clinical

B7H3 Background

Large commercial potential

High expression across many different solid tumors

- B7H3 is a member of B7 family of immunoregulatory transmembrane glycoproteins expressed by T cells.
- B7H3 is overexpressed on many solid cancers and displays relatively high tumor-versus-normal tissue binding differential.
- B7H3 overexpression has been correlated with disease severity and poor prognosis in many cancer types including:
  - Head and Neck (male only 41,510 est. new US cases in 2024)*
  - Lung (234,580 est. new US cases in 2024)*
  - Melanoma (100,640 est. new US cases in 2024)*
  - Pancreatic (66,050 est. new US cases in 2024)*
  - Prostate (299,020 est. new US cases in 2024)*
- B7H3 it also has immune-independent roles outside T cells and plays a part in the metabolic reprogramming of cancer cells in vitro and in vivo B7-H3
  - Promotes the Warburg effect effecting extracellular tumor pH

B7-H3 Expression in Prostate



Lung


p=0.014
B7-H3 High
B7-H3 Low
Percent survival(%)
100
80
60
40
20
0
0
12
24
36
48
60
72
Time

* @2024, American Cancer Society Inc., Surveillance and Health Equity Source

confidential

BioAtla | Overview 41

B7H3 is exceptional for CAB targeting

Enhances the Warburg effect in tumors

- **B7H3 expression increases tumor cell aerobic glycolysis and acidic pH in TME**
- **Regulates the expression of HIF α leading to elevated LDH and PDK1**



468 EV
468 B7-H3
Average Tumor Volume (mm²)
400
300
200
100
0
**
**
0
3
4
5
6
Weeks after cells injection



Average Tumor Volume (mm²)
500
400
300
200
100
0
**
468 EV
468 B7-H3

MDA-MB-468 B7-H3 overexpressing breast cancer cells (468 B&-H3) or transduced with empty vector (EV)



Glucose Uptake Total Flux (p/s)
8.0×10¹⁰
6.0×10¹⁰
4.0×10¹⁰
2.0×10¹⁰
0
**
468 EV
468 B7-H3



468 EV
468 B7-H3

Overexpression of B7H3 in cancer cell lines

- increases extracellular acidification rate *in vitro*
- increases tumor growth *in vivo*
- Increases glucose uptake *in vivo*

Target biology unusually suited to create environment for CAB Technology confidential

Lim et al, Cancer Res, 76:2231, 2016

BioAtla | Overview 42

BA3142 *in vivo* Efficacy

BA3142 dosed at 2mg/kg led to significant tumor regression in Detroit 562 and A375 humanized mouse model of human pharyngeal and melanoma cancers, respectively. The *in vivo* anti-tumor activity of BA3142 was comparable to the Non-CAB B7H3/CD3 TCE.

(A) Detroit 562 Humanized Mouse Model



BA3142 2mg/kg
Non-CAB B7H3/CD3 TCE 2mg/kg
Isotype x WT CD2 2mg/kg
Tumor volume (mm³)
Mean ± SEM
1500
1000
500
0
6
12
18
24
30
36
Days after treatment initiation

(B) A375 Humanized Mouse Model



Isotype x WT CD3 2mg/kg
BA3142 2mg/kg
Tumor volume (mm³)
Mean ± SEM
600
400
200
0
0
5
10
15
20
25
Days after trearment

***In vivo* efficacy studies.** Triple immunodeficient mice were engrafted with human PBMCs and inoculated with Detroit 562 **(A)** or A375 **(B)** cells. Treatment was initiated when the tumor volume reached approximately 80-120 mm^3, and mice were dosed with TCEs at 2mg/kg BIW x 4 weeks.

bioatla

BioAtla | Overview 43

Competition Limited for Differentiated TCE as a Result of Clinical Failures ▪ Terminated programs- ▪ Macrogenics terminated MGD009 (B7H3 x CD3) in Phase 1 a partial clinical hold due to hepatic safety concerns. Program discontinued in 2019. ▪ Daiichi-Sankyo discontinued the development of its fucosylated mAb during Phase 1 (“business decision”). ▪ Remaining competition is limited to date- ▪ Macrogenics abandoned TCE’s and is focused on its 2 remaining ADC programs: ▪ Enoblituzumab (Fc-mediated killing): Efficacy signal observed in SCCHN & NSCLC combo w/ pembrolizumab in anti-PDL1 naïve and grade ≥3 TEAEs to watch for. ▪ MGC018 (ADC duocarmycin-based linker payload): Phase 1 alone or in combo w/ PD1 underway. ▪ Other ADCs emerging ▪ Xencor (B7H3 x CD28) Phase 1 initiated, but yet to be validated ▪ BioAtla differentiated CAB TCE program- ▪ BA3142 DualCAB B7H3 x CD3: ▪ Higher potency and efficacy than MGD009 B7H3 x CD3 bispecific TCE (i.e. >10-fold lower EC50 in PBMC cell killing activity) ▪ Better safety with no MTD reached even 25mg/kg (very high level for a TCE) ▪ Ph 1 initiation in 2025 BioAtla | Overview 44

BA3142 – NHP Tox and PK study

- BA3142 was well-tolerated in non-human primates at 25 mg/kg; MTD not reached
- Sporadic elevations of IL-6 cytokine was observed without a clear relationship with BA3142 dosing.
- Systemic exposure was dose-proportional with no significant gender differences in TK parameters.

IL-6 levels in NHP serum



IL-6 (pg/mL)
500
400
300
200
100
LLOQ
0
BA3142 1mpk
BA3142 3mpk
BA3142 5mpk
BA3142 10mpk
BA3142 25mpk
Predose 2 6 12 24
Predose 2 6 12 24
Predose 2 6 12 24
Predose 2 6 12 24
Predose 2 6 12 24
Hours after drug administration

BA3142 concentration time profile



BA3142 Serum Concentration (µg/mL)
1000
100
10
1
0.1
0.01
0.001
0
168
336
504
Time After Drug Administration (Hours)
BLOQ
Male 1mpk
Female 1 mpk
Male 3 mpk
Female 3 mpk
Male 5mpk
Female5mpk
Male 10 mpk
Female 10 mpk
Male 25 mpk
Female 25 mpk

BA3142 Systemic Exposure

TK Parameters are shown as Mean ± SD				
BA3142 Dose	C_{max} (µg/mL)	$AUC_{0\text{-}168}$ (h*µg/mL)	Cl (mL/h/kg)	$T_{1/2}$ (h)
1mg/kg	19 ± 2	192 ± 11	5.2 ± 0.3	15 ± 2
3mg/kg	48 ± 2	520 ± 24	5.8 ± 0.3	14 ± 3
5mg/kg	129 ± 14	1280 ± 21	3.9 ± 0.1	16 ± 1
10mg/kg	243 ± 36	2970 ± 926	3.5 ± 1.1	13 ± 1
25mg/kg	795 ± 115	6780 ± 891	3.7 ± 0.5	25 ± 2

Toxicity study in NHP. Cynomolgus monkeys received a single or three intravenous administration of BA3142 at different doses. Serum was collected at different time points for cytokine and toxicokinetic analysis. **(A)** IL-6 cytokine levels in NHP serum, **(B)** BA3142 concentration time profile in NHP serum and **(C)** TK parameters after a single dose of BA3142.

bioatla

BioAtla | Overview 45

BA3142 – CAB B7H3 TCE Summary

- B7H3 tumor expression correlated with exceptionally high glycolytic activity and acidity, making this target well suited for CAB technology
- Potent B7H3 x CD3 bispecific TCE with good safety profile and wide therapeutic margin
  - Exceptional HNSTD 25 mg/kg in NHPs; MTD not reached
- Multiple potential solid tumor indications in large markets
- Dual CAB format with simple 1H & 1L gene expression in mammalian cells
  - cGMP drug product available
  - Path to clinic in 2Q2025

bioatla BioAtla | Overview 46

BA3142 – CAB B7H3 TCE

Path to IND - Potential IND submission 2Q 2025

- cGMP manufacturing completed
- Material for clinical trials available
- Tox lot *in vitro* characterization (in progress)
    - pH Affinity ELISA
    - pH Range ELISA
    - Cross Species ELISA
    - Specificity ELISA
    - pH SPR analysis
    - pH FACS
    - Promega T cell activation Assay
    - PBMC cytotoxicity assay
    - PBMC cytokine release assay
- GLP tox study including BioA development (cyno/human PK, ADA assays)
- Clinical protocol development
- IND preparation and publishing

bioatla

BioAtla | Overview 47

BioAtla© Is A Clinical Stage Company Focused on Transforming Cancer Therapy

with Conditionally Active Biologics (CABs)

Proprietary technology with over 500 issued patents

Broad applicability in solid tumors

Increases therapeutic window

Clinical stage assets:
P2 CAB-ROR2-ADC
P2 CAB-AXL-ADC
P2 CAB-CTLA-4
P1 CAB-EpCAM-TCE

Advancing strategic collaboration discussions for P2 asset

Clinical readouts for multiple indications / assets through 2025

FDA guidance for leading to 2 potentially registrational trials in 2025

Completed out-licensing transaction with Context Therapeutics for preclinical TCE asset

Cash sufficient into 2026

ADC – antibody drug conjugate; TCE – T-cell engager

BioAtla | Overview 48

Appendix